UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 10, 2004
         ---------------------------------------------------------------

                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                     1-14771                  04-2962824
                     -------                  ----------
          (Commission file number) (IRS Employer Identification Number)

                       10-M Commerce Way, Woburn, MA 01801
                       -----------------------------------
                  (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (781) 994-4800
       ------------------------------------------------------------------

Item 5.  Other Events.
         ------------

         On June 10, 2004, TimePayment Corp. LLC, a wholly-owned subsidiary of the Registrant, signed a credit agreement with Acorn Capital Group, LLC. The credit agreement provides for a secured line of credit of up to $8 million. On the same date, TimePayment signed a note purchase agreement with Ampac Capital Solutions, LLC. The note purchase agreement provides for a loan to TimePayment of up to $2 million. Each facility was guaranteed on a conditional, subordinated basis by the Registrant. In connection with these agreements, the Registrant issued warrants to the lenders to purchase up to an aggregate of 402,342 shares of common stock of the Registrant, and agreed to register the shares underlying the warrants with the Securities and Exchange Commission. The Registrant issued a press release announcing these transactions on June 14, 2004, a copy of which is attached as exhibit 99.1. The details of the transaction are set forth in the Credit Agreement, the Note Purchase Agreement, and the other documents which are attached as exhibits to this Current Report. The description of the transaction in this Current Report is qualified in its entirety by reference to such agreements and the other exhibits hereto.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

        Exhibit                        Exhibit Title
        -------                        -------------

        Exhibit 10.1                   Credit Agreement dated as of June 10, 2004, by and between
                                       TimePayment Corp. LLC and Acorn Capital Group, LLC
        Exhibit 10.2                   Note dated June 10, 2004 to Acorn Capital Group, LLC by
                                       TimePayment Corp. LLC
        Exhibit 10.3                   Conditional Guaranty dated June 10, 2004, by MicroFinancial
                                       Incorporated and Leasecomm Corporation in favor of Acorn
                                       Capital Group, LLC
        Exhibit 10.4                   Pledge and Security Agreement dated June 10, 2004 by
                                       TimePayment Corp. LLC in favor of Acorn Capital Group, LLC
        Exhibit 10.5                   Conditional Pledge and Security Agreement dated June 10, 2004 by MicroFinancial Incorporated and Leasecomm Corporation in
                                       favor of Acorn Capital Group, LLC
        Exhibit 10.6                   Note Purchase Agreement dated as of June 10, 2004, by and
                                       between TimePayment Corp. LLC and Ampac Capital Solutions, LLC
        Exhibit 10.7                   Subordinated Promissory Note dated June 10, 2004, to Ampac
                                       Capital Solutions, LLC by TimePayment Corp. LLC
        Exhibit 10.8                   Subordinated Conditional Guaranty dated June 10, 2004, by
                                       MicroFinancial Incorporated in favor of Ampac Capital
                                       Solutions, LLC
        Exhibit 10.9                   Warrant Certificate to purchase 100,000 shares of Common
                                       Stock, dated June 10, 2004 issued to Acorn Capital Group, LLC by MicroFinancial Incorporated
        Exhibit 10.10                  Warrant Certificate to purchase up to 191,685 shares of
                                       Common Stock, dated June 10, 2004 issued to Ampac Capital
                                       Solutions, LLC by MicroFinancial Incorporated
        Exhibit 10.11                  Warrant Certificate to purchase up to 110,657 shares of
                                       Common Stock, dated June 10, 2004 issued to Ampac Capital
                                       Solutions, LLC by MicroFinancial Incorporated
        Exhibit 10.12                  Registration Rights Agreement dated June 10, 2004 by and
                                       among MicroFinancial Incorporated, Acorn Capital Group, LLC and Ampac Capital Solutions, LLC
        Exhibit 99.1                   Press Release dated June 14, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MICROFINANCIAL INCORPORATED
                                  Registrant



                                  By: /s/ James Jackson
                                     -------------------------------------------
                                      James Jackson
                                      Vice President and Chief Financial Officer

Dated:  June 14, 2004

         EXHIBIT INDEX

         Exhibit                                     Exhibit Title
         -------                                     -------------

         Exhibit 10.1                                Credit Agreement dated as of June 10, 2004, by and between
                                                     TimePayment Corp. LLC and Acorn Capital Group, LLC
         Exhibit 10.2                                Note dated June 10, 2004 to Acorn Capital Group, LLC by
                                                     TimePayment Corp. LLC
         Exhibit 10.3                                Conditional Guaranty dated June 10, 2004, by MicroFinancial
                                                     Incorporated and Leasecomm Corporation in favor of Acorn Capital
                                                     Group, LLC
         Exhibit 10.4                                Pledge and Security Agreement dated June 10, 2004 by TimePayment
                                                     Corp. LLC in favor of Acorn Capital Group, LLC
         Exhibit 10.5                                Conditional Pledge and Security Agreement dated June 10, 2004 by
                                                     MicroFinancial Incorporated and Leasecomm Corporation in favor of
                                                     Acorn Capital Group, LLC
         Exhibit 10.6                                Note Purchase Agreement dated as of June 10, 2004, by and between
                                                     TimePayment Corp. LLC and Ampac Capital Solutions, LLC
         Exhibit 10.7                                Subordinated Promissory Note dated June 10, 2004, to Ampac Capital
                                                     Solutions, LLC by TimePayment Corp. LLC
         Exhibit 10.8                                Subordinated Conditional Guaranty dated June 10, 2004, by
                                                     MicroFinancial Incorporated in favor of Ampac Capital Solutions,
                                                     LLC
         Exhibit 10.9                                Warrant Certificate to purchase 100,000 shares of Common Stock, dated June 10, 2004 issued to Acorn Capital Group, LLC by
                                                     MicroFinancial Incorporated
         Exhibit 10.10                               Warrant Certificate to purchase up to 191,685 shares of Common
                                                     Stock, dated June 10, 2004 issued to Ampac Capital Solutions, LLC by MicroFinancial Incorporated
         Exhibit 10.11                               Warrant Certificate to purchase up to 110,657 shares of Common
                                                     Stock, dated June 10, 2004 issued to Ampac Capital Solutions, LLC by MicroFinancial Incorporated
         Exhibit 10.12                               Registration Rights Agreement dated June 10, 2004 by and among
                                                     MicroFinancial Incorporated, Acorn Capital Group, LLC and Ampac
                                                     Capital Solutions, LLC
         Exhibit 99.1                                Press Release dated June 14, 2004